UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 30, 2016
___________________

FIRST NBC BANK HOLDING COMPANY
(Exact name of registrant as specified in its charter)
___________________

Louisiana	001-35915	14-1985604
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Baronne Street New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (504) 566-8000
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

On August 30, 2016, Ernst & Young LLP (“Ernst & Young”) notified the Audit Committee of the Board of Directors of First NBC Bank Holding Company (“First NBC”) that it was declining to stand for re-appointment as the independent auditors of First NBC’s financial statements for the year ending December 31, 2016, and the effectiveness of First NBC’s internal control over financial reporting as of December 31, 2016. Ernst & Young’s audit services to First NBC are expected to cease upon the filing of First NBC’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2016 and June 30, 2016.
The reports of Ernst & Young with respect to First NBC’s consolidated financial statements for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2015 and 2014, and in the subsequent interim period through August 30, 2016, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter in its report. During the fiscal years ended December 31, 2015 and 2014, and in the subsequent interim period through August 30, 2016, there also were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission (“SEC”), except that Ernst & Young’s report with respect to First NBC’s internal control over financial reporting as of December 31, 2015 contained an adverse opinion on the effectiveness of First NBC’s internal control over financial reporting as a consequence of the identified material weaknesses disclosed in greater detail in Item 9A of First NBC’s Annual Report on Form 10-K for the year ended December 31, 2015.
First NBC furnished a copy of the above disclosures to Ernst & Young and requested Ernst & Young provide a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of that letter, dated September 2, 2016, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: September 2, 2016

FIRST NBC BANK HOLDING COMPANY
By:	/s/ Ashton J. Ryan, Jr.
Ashton J. Ryan, Jr. Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated September 2, 2016